Realising Value Enstar Group Limited Investor Financial Supplement September 30, 2020 ENSTARGROUP.COM

Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Book Value Per Share 6 Book Value and Share Price Performance 7 Summary Balance Sheets 8 Summary Earnings Statements 9 Earnings Per Share 10 Non-GAAP Operating Income 11 Non-life Run-off Reserve / Claims Savings 12 Investment Composition - GAAP 13 Investment Performance - GAAP 14 Investment Composition - Non-GAAP 15 Investment Composition - Non-GAAP Reconciliation 16 Capital Position & Credit Ratings 17 Results by Segment 18 | enstargroup.com 2

Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 100 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of U.S. Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This investor financial supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Operating Income (Loss) Attributable to Enstar Ordinary Shareholders In addition to presenting net earnings (loss) attributable to Enstar ordinary shareholders and diluted earnings (loss) per ordinary share determined in accordance with U.S. GAAP, we believe that presenting non-GAAP operating income (loss) attributable to Enstar ordinary shareholders and diluted non-GAAP operating income (loss) per ordinary share, both of which are non- GAAP financial measures as defined in SEC Regulation G, provides investors with valuable measures of our performance. Non-GAAP operating income (loss) is net earnings attributable to Enstar ordinary shareholders excluding: (i) net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed included in net earnings (loss), (ii) change in fair value of insurance contracts for which we have elected the fair value option, (iii) gain (loss) on sale of subsidiaries, if any, (vi) net earnings (loss) from discontinued operations, if any, (v) tax effect of these adjustments where applicable, and (vi) attribution of share of adjustments to noncontrolling interest where applicable. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed and change in fair value of insurance contracts for which we have elected the fair value option because these items are subject to significant fluctuations in fair value from period to period, driven primarily by market conditions and general economic conditions, and therefore their impact on our earnings is not reflective of the performance of our core operations. When applicable, we eliminate the impact of gain (loss) on sale of subsidiaries and net earnings (loss) from discontinued operations because these are also not reflective of the performance of our core operations. Diluted Non-GAAP operating income (loss) per ordinary share is diluted net earnings per ordinary share excluding the per diluted share amounts of each of the adjustments used to calculate non- GAAP operating income (loss). We believe these non-GAAP measures enable readers of our consolidated financial statements to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. We believe that presenting these non-GAAP financial measures, which may be defined and calculated differently by other companies, improves the understanding of our consolidated results of operations. These measures should not be viewed as substitutes for those calculated in accordance with U.S. GAAP. Reserve / Claims Savings - Non-GAAP Reserve / Claims Savings is a non-GAAP measure calculated using components of amounts determined in accordance with U.S. GAAP and disclosed in our quarterly U.S. GAAP consolidated financial statements. Reserve / Claims Savings is calculated by adding (i) the reduction (increase) in estimates of net ultimate losses relating to prior periods, included in net incurred losses and LAE, and (ii) the reduction (increase) in estimates of ultimate net defendant asbestos and environmental (“Defendant A&E”) liabilities relating to prior periods, included in other income (expense). Because the reduction (increase) in estimates of ultimate Defendant A&E liabilities for prior periods is presented as a component of other income (expense) in our consolidated statement of earnings, there is not a U.S. GAAP measure that is directly comparable to Reserve/Claims Savings presented on a non-GAAP basis. However, we believe Reserve / Claims Savings provides investors with a meaningful measure of claims management performance within our Non-life Run-off segment that is consistent with management’s view of the business because it combines the reduction (increase) in estimates of net ultimate losses related to our direct exposure to certain acquired asbestos and environmental liabilities with the reduction (increase) in estimates of net ultimate losses related to liabilities that we have insured. See “Non-life Run-off Reserve / Claim Savings” on page 12 for further information. | enstargroup.com 3

Explanatory Notes (continued) Investment Composition - Non-GAAP In certain instances, U.S. GAAP requirements result in classifications of our investment assets that may not correspond to management’s view of the underlying economic exposure of a particular investment. As such, we have prepared a non-GAAP view of our invested assets based on our assessment of the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment without regard to the underlying economic exposure. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment. For example: 1. Enstar has certain private equity funds, privately held equity (which are direct investments in companies), private credit funds and real estate equity funds that are collectively held in a limited partnership. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. For management reporting purposes, we disaggregate private equity funds, privately held equity, private credit funds and real estate equity funds and present them separately based on the underlying investment. 2. Enstar has certain public equity investments that are held directly on its balance sheet and some that are held in a fund. U.S. GAAP requires that the investment on our balance sheet be classified as “Equities” in our financial statements. Public equity held in fund format is classified as “Equity funds” within “Other Investments”. For management reporting purposes, we have aggregated all directly held public equity and public equity funds into one line item “Public equity.” 3. Enstar has certain investments in public shares of exchange traded funds (“ETF”) where the underlying exposure of the ETF is an investment in investment grade fixed income securities. U.S. GAAP requires that the investment be classified as “Equities”. For management reporting, we have classified the investment as “Bond/loan funds.” 4. Enstar has certain investments in public equity investments where the underlying is CLO mezzanine debt. For management reporting purposes, we have classified as “Bond/loan funds.” 5. Enstar has certain investments in direct CLO equities and some in fund format. For management reporting purposes, we have aggregated all CLO equities into one line item of “CLO equities.” Underwriting Ratios In presenting our results for the Atrium and StarStone segments, we discuss the loss ratio, acquisition expense ratio, operating expense ratio, and the combined ratio of our active underwriting operations within these segments. Management believes that these ratios provide the most meaningful measure for understanding our underwriting profitability. These measures are calculated using U.S. GAAP amounts presented on the statements of earnings for both Atrium and StarStone. The loss ratio is calculated by dividing net incurred losses and LAE by net premiums earned. The acquisition expense ratio is calculated by dividing acquisition costs by net premiums earned. The operating expense ratio is calculated by dividing operating expenses by net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the operating expense ratio. Cautionary Statements Forward-Looking Statements This investor financial supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. In particular, the evolving COVID-19 pandemic has caused significant economic and financial turmoil globally, as well as uncertainty and volatility in the financial markets. Due to the global uncertainty, we are unable to predict the longer-term effects of the pandemic on our business at this time. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2019 and in our Form 10-Q for the nine months ended September 30, 2020 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. Uncertainties Relating to the COVID-19 Pandemic We expect that uncertainty and volatility in financial markets will continue to impact the value of our investments. The scope, duration and magnitude of the direct and indirect effects of the COVID-19 pandemic are changing rapidly and are difficult to anticipate. As with others in our industry, we are subject to economic factors such as interest rates, foreign exchange rates, underwriting events, regulation, tax policy changes, political risks and other market risks that can impact our strategy, operations, and results. The underwriting losses related to the COVID-19 pandemic disclosed in this press release represent our estimates of net incurred losses and loss adjustment expenses through September 30, 2020. Given the uncertainties associated with COVID-19 and its impact, and the limited information upon which our current estimates have been made, our preliminary reserves and the underlying estimated level of claim losses and costs arising from COVID-19 may materially change. | enstargroup.com 4

Financial Highlights

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Key Earnings Metrics				
Net earnings attributable to Enstar ordinary shareholders	$ 615,013	$ 117,743	$ 896,745	$ 708,336
Non-GAAP operating income attributable to Enstar ordinary shareholders [(1)]	$ 574,382	$ 32,738	$ 804,220	$ 341,155
Basic net earnings per ordinary share	$ 28.50	$ 5.48	$ 41.58	$ 32.98
Diluted net earnings per ordinary share	$ 28.24	$ 5.42	$ 41.14	$ 32.58
Diluted non-GAAP operating income per ordinary share [(1)]	$ 26.37	$ 1.51	$ 36.89	$ 15.69
Key Non-life Run-off Metric				
Reduction (increase) in estimates of net ultimate losses - prior periods	$ (3,977)	$ 57,074	$ 80,455	$ 130,481
Reduction in estimates of ultimate net defendant A&E liabilities - prior periods	48,439	—	75,332	4,259
Total Non-life Run-off reserve / claims savings [(1)]	$ 44,462	$ 57,074	$ 155,787	$ 134,740
Key Investment Return Metrics				
Net investment income	$ 72,130	$ 81,502	$ 241,287	$ 231,424
Net realized gains	53,488	23,389	114,894	49,243
Net unrealized gains, trading	446,517	121,671	723,658	809,246
Total investment return included in net earnings	$ 572,135	$ 226,562	$ 1,079,839	$ 1,089,913
Unrealized gains, on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange	591	13	43,729	731
Total investment return	$ 572,726	$ 226,575	$ 1,123,568	$ 1,090,644
Total investable assets	$ 15,964,697	$ 13,482,646	$ 15,964,697	$ 13,482,646
Annualized investment book yield	2.34 %	3.05 %	2.70 %	2.92 %
Investment return included in net earnings	3.68 %	1.70 %	7.40 %	8.37 %
Total investment return	3.69 %	1.70 %	7.70 %	8.37 %
Key Shareholder Metrics				
Ordinary shareholders' equity	$ 5,310,885	$ 4,127,800	$ 5,310,885	$ 4,127,800
Total Enstar shareholders' equity	$ 5,820,885	$ 4,637,800	$ 5,820,885	$ 4,637,800
Basic book value per ordinary share	$ 246.97	$ 192.08	$ 246.97	$ 192.08
Fully diluted book value per ordinary share	$ 242.36	$ 188.81	$ 242.36	$ 188.81
Change in fully diluted book value per ordinary share	13.8 %	3.0 %	22.4 %	21.1 %
Annualized GAAP return on opening ordinary shareholder equity	52.6 %	11.8 %	27.6 %	27.8 %
Ordinary shares repurchased under repurchase program:				
Shares	81,954	—	174,464	—
Cost	$ 12,864	$ —	$ 25,390	$ —
Average price per share	$ 156.96	$ —	$ 145.53	$ —
Total ordinary shares outstanding	21,503,814	21,490,210	21,503,814	21,490,210
Fully diluted ordinary shares outstanding	21,996,788	21,968,972	21,996,788	21,968,972
Key Balance Sheet Metrics				
Total assets	$ 21,770,588	$ 18,660,467	$ 21,770,588	$ 18,660,467
Debt obligations	$ 1,447,908	$ 1,210,675	$ 1,447,908	$ 1,210,675
Total liabilities	$ 15,558,504	$ 13,575,190	$ 15,558,504	$ 13,575,190
Total investable assets to ordinary shareholders' equity	3.01x	3.27x	3.01x	3.27x
Debt to total capitalization attributable to Enstar	19.9 %	20.7 %	19.9 %	20.7 %

(1) Non-GAAP financial measure, refer to the explanatory notes for further details.

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Book Value Per Share

	September 30, 2020	December 31, 2019
Numerator:		
Total Enstar shareholder's equity	$ 5,820,885	$ 4,842,183
Less: Series D and E preferred shares	510,000	510,000
Total Enstar ordinary shareholders' equity (A)	5,310,885	4,332,183
Proceeds from assumed conversion of warrants[(1)]	20,229	20,229
Numerator for fully diluted book value per ordinary share calculations (B)	$ 5,331,114	$ 4,352,412
Denominator:		
Ordinary shares outstanding (C) [(2)]	21,503,814	21,511,505
Effect of dilutive securities:		
Share-based compensation plans [(3)]	317,073	302,565
Warrants[(1)]	175,901	175,901
Fully diluted ordinary shares outstanding (D)	21,996,788	21,989,971
Book value per ordinary share:		
Basic book value per ordinary share = (A) / (C)	$ 246.97	$ 201.39
Fully diluted book value per ordinary share = (B) / (D)	$ 242.36	$ 197.93

(1) There are warrants outstanding to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share, subject to certain adjustments (the "Warrants"). The Warrants were issued in April 2011 and expire in April 2021. The Warrant holder may, at its election, satisfy the exercise price of the Warrants on a cashless basis by surrender of shares otherwise issuable upon exercise of the Warrants in accordance with a formula set forth in the Warrants.

(2) Ordinary shares outstanding includes voting and non-voting shares but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the "EB Trust") in respect of awards made under our Joint Share Ownership Plan, a sub-plan to our Amended and Restated 2016 Equity Incentive Plan (the "JSOP").

(3) Share-based dilutive securities include restricted shares, restricted share units, and performance share units ("PSUs"). The amounts for PSUs and ordinary shares held in the EB trust in respect of the JSOP are adjusted at the end of each period end to reflect the latest estimated performance multipliers for the respective awards. The JSOP shares did not have a dilutive effect as at September 30, 2020.

Growth in Fully Diluted Book Value Per Share



$250
$200
$150
$100
$50
$0
$71.68
$82.97
$93.30
$105.20
$119.22
$129.65
$143.68
$159.19
$155.94
$197.93
$242.36
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
YTD 2020

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Book Value and Share Price Performance Comparison of 10 Year Cumulative Total Return & Fully Diluted BVPS 400% 350% 300% 250% 200% 150% 100% 50% —% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Enstar Fully Diluted BVPS ESGR Share Price (1) S&P 500 (1) S&P Insurance Index (1) (1) Source: S&P Market Intelligence | enstargroup.com 7

Summary Balance Sheets

ENSTAR

	September 30, 2020	June 30, 2020	December 31, 2019
ASSETS			
Short-term and fixed maturity investments, trading	$ 5,006,775	$ 5,375,373	$ 6,194,825
Short-term and fixed maturity investments, AFS	3,161,647	2,302,981	1,666,387
Funds held - directly managed	1,066,639	1,168,856	1,187,552
Other investments, including equities	4,358,029	3,919,556	3,244,752
Equity method investments	516,795	362,398	326,277
Total investments	14,109,885	13,129,164	12,619,793
Cash and restricted cash	1,197,322	988,521	971,349
Premiums receivable	450,977	541,450	491,511
Reinsurance and insurance recoverable	2,246,944	2,522,331	2,629,989
Funds held by reinsured companies	657,490	1,466,596	475,732
Goodwill and intangible assets	62,959	178,552	191,568
Other assets [(1)]	888,523	952,399	971,387
Assets held for sale	2,156,488	1,514,902	1,474,770
TOTAL ASSETS	$ 21,770,588	$ 21,293,915	$ 19,826,099
LIABILITIES			
Losses and loss adjustment expenses	$ 10,300,884	$ 10,593,436	$ 9,868,404
Defendant asbestos and environmental liabilities	754,037	808,062	847,685
Unearned premiums	335,336	513,308	533,692
Insurance and reinsurance balances payable	581,615	573,089	420,546
Debt obligations	1,447,908	1,542,022	1,191,207
Other liabilities [(2)]	485,381	459,404	460,892
Liabilities held for sale	1,653,343	1,237,595	1,208,531
TOTAL LIABILITIES	15,558,504	15,726,916	14,530,957
COMMITMENTS AND CONTINGENCIES			
REDEEMABLE NONCONTROLLING INTEREST	376,731	366,533	438,791
SHAREHOLDERS' EQUITY			
Ordinary shareholders' equity [(3)]	5,310,885	4,676,913	4,332,183
Series D & E preferred shares	510,000	510,000	510,000
Total Enstar shareholders' equity	5,820,885	5,186,913	4,842,183
Noncontrolling interest	14,468	13,553	14,168
TOTAL SHAREHOLDERS' EQUITY	5,835,353	5,200,466	4,856,351
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$ 21,770,588	$ 21,293,915	$ 19,826,099

(1) Other assets also includes deferred tax assets and deferred acquisition costs.
(2) Other liabilities also includes deferred tax liabilities.
(3) Ordinary shareholders' equity includes voting ordinary shares, non-voting convertible ordinary Series C and Series E shares, Series C preferred shares, treasury shares, joint share ownership plan voting ordinary shares, additional paid-in capital, accumulated other comprehensive income and retained earnings.

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Summary Earnings Statements

ENSTAR

	Three Months Ended		Nine Months Ended	
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
INCOME				
Net premiums earned	$ 161,724	$ 175,802	$ 463,946	$ 618,711
Fees and commission income	10,787	6,437	28,325	18,931
Net investment income	72,130	81,502	241,287	231,424
Net realized and unrealized gains	500,005	145,060	838,552	858,489
Other income	48,404	822	67,761	15,368
	793,050	409,623	1,639,871	1,742,923
EXPENSES				
Net incurred losses and LAE	109,686	163,258	339,678	566,111
Acquisition costs	37,708	33,310	132,818	162,192
General and administrative expenses	115,828	97,365	359,086	296,304
Interest expense	15,003	14,950	42,436	39,022
Net foreign exchange (gains) losses	8,156	(13,665)	1,375	(20,097)
EARNINGS BEFORE INCOME TAXES	506,669	114,405	764,478	699,391
Income tax expense	(13,915)	(13,465)	(25,295)	(25,265)
Earnings from equity method investments	149,065	17,703	152,725	44,188
NET EARNINGS FROM CONTINUING OPERATIONS	641,819	118,643	891,908	718,314
NET EARNINGS FROM DISCONTINUING OPERATIONS, NET OF INCOME TAXES	4,031	7,916	810	12,041
NET EARNINGS	645,850	126,559	892,718	730,355
Net (earnings) loss attributable to noncontrolling interest	(21,912)	109	30,802	4,970
NET EARNINGS ATTRIBUTABLE TO ENSTAR	623,938	126,668	923,520	735,325
Dividends on preferred shares	(8,925)	(8,925)	(26,775)	(26,989)
NET EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ 615,013	$ 117,743	$ 896,745	$ 708,336
COMPREHENSIVE INCOME				
NET EARNINGS	$ 645,850	$ 126,559	$ 892,718	$ 730,355
Other comprehensive income (loss), net of income taxes:				
Unrealized gains (losses) arising during the period, net of reclassification adjustments	9,331	(301)	61,542	449
Cumulative currency translation adjustment	1,891	(2,551)	—	(4,390)
Increase in defined benefit pension liability	—	(952)	—	(952)
Total other comprehensive income (loss)	11,222	(3,804)	61,542	(4,893)
Comprehensive income	657,072	122,755	954,260	725,462
Comprehensive (income) loss attributable to noncontrolling interest	(22,546)	206	23,962	4,912
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENSTAR	$ 634,526	$ 122,961	$ 978,222	$ 730,374

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Earnings Per Share

ENSTAR

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
Numerator:				
Earnings attributable to Enstar ordinary shareholders:				
Net earnings from continuing operations [1]	$ 612,636	$ 113,074	$ 896,267	$ 701,234
Net earnings from discontinued operations [2]	2,377	4,669	478	7,102
Net earnings attributable to Enstar ordinary shareholders:	615,013	117,743	896,745	708,336
Denominator:				
Weighted-average ordinary shares outstanding — basic [3]	21,578,106	21,488,216	21,564,447	21,476,586
Effect of dilutive securities:				
Share equivalents:				
Share-based compensation plans [4]	143,581	169,162	180,437	204,288
Warrants	57,042	63,119	54,743	60,625
Weighted-average ordinary shares outstanding — diluted	21,778,729	21,720,497	21,799,627	21,741,499
Earnings (loss) per ordinary share attributable to Enstar:				
Basic:				
Net earnings from continuing operations	$ 28.39	$ 5.26	$ 41.56	$ 32.65
Net earnings from discontinued operations	0.11	0.22	0.02	0.33
Net earnings per ordinary share	$ 28.50	$ 5.48	$ 41.58	$ 32.98
Diluted:				
Net earnings from continuing operations	$ 28.13	$ 5.21	$ 41.12	$ 32.25
Net earnings from discontinued operations	0.11	0.21	0.02	0.33
Net earnings per ordinary share	$ 28.24	$ 5.42	$ 41.14	$ 32.58

[1] Net earnings (loss) from continuing operations attributable to Enstar ordinary shareholders equals net earnings (loss) from continuing operations, plus net loss (earnings) from continuing operations attributable to noncontrolling interest, less dividends on preferred shares.
[2] Net earnings (loss) from discontinued operations attributable to Enstar ordinary shareholders equals net earnings (loss) from discontinued operations, net of income taxes, plus net loss (earnings) from discontinued operations attributable to noncontrolling interest; refer to Note 4 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for a breakdown by period.
[3] Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting) but excludes ordinary shares held in the EB Trust in respect of JSOP awards.
[4] Share-based dilutive securities include restricted shares, restricted share units, and performance share units. Certain share-based compensation awards, including the ordinary shares held in the EB Trust in respect of JSOP awards, were excluded from the calculation for the three and nine months ended September 30, 2020 because they were anti-dilutive.

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Non-GAAP Operating Income

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Net earnings attributable to Enstar ordinary shareholders (A)	$ 615,013	$ 117,743	$ 896,745	$ 708,336
Adjustments:				
Net realized and unrealized (gains) on fixed maturity investments and funds held - directly managed [1]	(67,294)	(135,005)	(207,097)	(558,755)
Change in fair value of insurance contracts for which we have elected the fair value option	21,042	41,374	96,848	135,377
Net (earnings) from discontinued operations	(4,031)	(7,916)	(810)	(12,041)
Tax effects of adjustments [2]	5,771	12,042	19,070	50,841
Adjustments attributable to noncontrolling interest [3]	3,881	4,500	(536)	17,397
Non-GAAP operating income attributable to Enstar ordinary shareholders (B) [4]	$ 574,382	$ 32,738	$ 804,220	$ 341,155
Diluted net earnings per ordinary share	$ 28.24	$ 5.42	$ 41.14	$ 32.58
Adjustments:				
Net realized and unrealized (gains) on fixed maturity investments and funds held - directly managed [1]	(3.09)	(6.21)	(9.50)	(25.71)
Change in fair value of insurance contracts for which we have elected the fair value option	0.97	1.90	4.44	6.23
Net (earnings) from discontinued operations	(0.19)	(0.36)	(0.04)	(0.55)
Tax effects of adjustments [2]	0.26	0.55	0.87	2.34
Adjustments attributable to noncontrolling interest [3]	0.18	0.21	(0.02)	0.80
Diluted non-GAAP operating income per ordinary share [4]	$ 26.37	$ 1.51	$ 36.89	$ 15.69
Weighted average ordinary shares outstanding:				
Basic	21,578,106	21,488,216	21,564,447	21,476,586
Diluted	21,778,729	21,720,497	21,799,627	21,741,499
Opening ordinary shareholders' equity (C)	$ 4,676,913	$ 4,004,830	$ 4,332,183	$ 3,391,933
Annualized GAAP return on opening ordinary shareholders' equity = ((A) / # of Quarters * 4) / (C)	52.6 %	11.8 %	27.6 %	27.8 %

[1] Represents the net realized and unrealized gains and losses related to fixed maturity securities included in net earnings (loss). Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. Refer to Note 5 - "Investments" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for further details on our net realized and unrealized gains and losses.
[2] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.
[3] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.
[4] Non-GAAP financial measure, refer to the explanatory notes on page 3 for further details.

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Non-life Run-off Reserve / Claims Savings

	FS Reference [1]	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Reconciliation of reserve / claims savings to GAAP line items in the Non-life Run-off segment:					
Net incurred losses and LAE:					
Reduction (increase) in estimates of net ultimate losses - prior periods (A)	Note 9	$ (3,977)	$ 57,074	$ 80,455	$ 130,481
Reduction (increase) in estimates of net ultimate losses - current period	Note 9	(8,218)	(23,894)	(24,153)	(106,811)
Reduction in provisions for unallocated LAE	Note 9	14,605	12,158	34,509	38,229
Amortization of deferred charge assets	Note 9	(10,316)	(17,009)	(36,008)	(28,006)
Amortization of fair value adjustments	Note 9	(5,310)	(17,538)	(21,653)	(34,033)
Changes in fair value - fair value option	Note 9	(21,042)	(41,374)	(96,848)	(135,377)
Net incurred losses and LAE - Non-life Run-off	Note 9	$ (34,258)	$ (30,583)	$ (63,698)	$ (135,517)
Other income (expense):					
Reduction in estimates of ultimate net defendant A&E liabilities - prior periods (B)	Note 10	$ 48,439	$ —	$ 75,332	$ 4,259
Reduction (increase) in estimated future defendant A&E expenses	Note 10	3,124	800	6,127	3,104
Amortization of fair value defendant A&E adjustments	Note 10	(7,636)	(102)	(16,234)	(303)
All other income (expense) - Non-life Run-off		4,096	(983)	2,862	8,076
Other income (expense) - Non-life Run-off	Note 22	$ 48,023	$ (285)	$ 68,087	$ 15,136
Non-life Run-off reserve / claims savings:					
Reduction (increase) in estimates of net ultimate losses - prior periods = (A)	Note 9	$ (3,977)	$ 57,074	$ 80,455	$ 130,481
Reduction in estimates of ultimate net defendant A&E liabilities - prior periods = (B)	Note 10	48,439	—	75,332	4,259
Reserve / claims savings: total reduction in net ultimate losses [2] = (A) + (B)		$ 44,462	$ 57,074	$ 155,787	$ 134,740

[1] Refer to the corresponding note to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for further details.
[2] Non-GAAP financial measure, refer to the explanatory notes on page 3 for further details.

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Investment Composition - GAAP

	September 30, 2020		December 31, 2019	
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed				
U.S. government & agency	$ 789,630	4.9 %	$ 696,077	4.9 %
U.K. government	114,777	0.7 %	161,772	1.2 %
Other government	490,447	3.1 %	702,856	5.0 %
Corporate	5,679,909	35.7 %	5,448,270	38.7 %
Municipal	161,839	1.0 %	140,687	1.0 %
Residential mortgage-backed	529,239	3.3 %	400,914	2.9 %
Commercial mortgage-backed	843,119	5.3 %	813,746	5.8 %
Asset-backed	613,663	3.8 %	670,235	4.8 %
Total	9,222,623	57.8 %	9,034,557	64.3 %
Other assets included within funds held - directly managed	12,438	0.1 %	14,207	0.1 %
Equities				
Publicly traded equities	303,932	1.9 %	327,875	2.3 %
Exchange-traded funds	78,182	0.5 %	133,047	0.9 %
Privately held equities	271,045	1.7 %	265,799	1.9 %
Total	653,159	4.1 %	726,721	5.1 %
Other investments				
Hedge funds	2,087,091	13.1 %	1,121,904	8.0 %
Fixed income funds	684,031	4.3 %	481,039	3.4 %
Equity funds	290,129	1.8 %	410,149	2.9 %
Private equity funds	320,455	2.0 %	323,496	2.3 %
CLO equities	84,532	0.5 %	87,555	0.6 %
CLO equity funds	140,458	0.9 %	87,509	0.6 %
Private credit funds	90,476	0.6 %	—	— %
Other	7,698	— %	6,379	— %
Total	3,704,870	23.2 %	2,518,031	17.9 %
Equity method investments	516,795	3.2 %	326,277	2.3 %
Total investments	14,109,885	88.4 %	12,619,793	89.7 %
Cash and cash equivalents (including restricted cash)	1,197,322	7.5 %	971,349	6.9 %
Funds held by reinsured companies	657,490	4.1 %	475,732	3.4 %
Total investable assets	$ 15,964,697	100.0 %	$ 14,066,874	100.0 %
Duration (in years) (1)	4.97		4.86	
Average Credit Rating (1)	A+		A+	

(1) Calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios at September 30, 2020 and December 31, 2019.

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Investment Performance - GAAP

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Net investment income:				
Fixed income securities [1]	$ 63,472	$ 67,045	$ 214,130	$ 210,278
Cash and restricted cash	678	10,038	3,546	12,041
Other investments, including equities	10,771	7,058	33,880	18,477
Less: Investment expenses	(2,791)	(2,639)	(10,269)	(9,372)
Total net investment income (expense)	**$ 72,130**	**$ 81,502**	**$ 241,287**	**$ 231,424**
Net realized gains (losses):				
Fixed income securities [1]	$ 45,156	$ 27,270	$ 105,683	$ 50,456
Other investments, including equities	8,332	(3,881)	9,211	(1,213)
Total net realized gains (losses)	**$ 53,488**	**$ 23,389**	**$ 114,894**	**$ 49,243**
Net unrealized gains (losses):				
Fixed income securities, trading [1]	$ 22,138	$ 107,735	$ 101,414	$ 508,299
Other investments, including equities	424,379	13,936	622,244	300,947
Total net unrealized gains (losses)	**$ 446,517**	**$ 121,671**	**$ 723,658**	**$ 809,246**
Total investment return included in earnings (A)	**$ 572,135**	**$ 226,562**	**$ 1,079,839**	**$ 1,089,913**
Other comprehensive income:				
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange (B) [1]	$ 591	$ 13	$ 43,729	$ 731
Total investment return = (A) + (B)	**$ 572,726**	**$ 226,575**	**$ 1,123,568**	**$ 1,090,644**
Annualized income from fixed income assets [2]	$ 256,600	$ 308,332	$ 290,235	$ 296,425
Average aggregate fixed income assets, at cost [2][3]	10,984,792	10,109,050	10,735,478	10,144,450
Annualized investment book yield	2.34 %	3.05 %	2.70 %	2.92 %
Average aggregate invested assets, at fair value [2]	$ 15,529,010	$ 13,364,607	$ 14,591,198	$ 13,023,499
Investment return included in net earnings	3.68 %	1.70 %	7.40 %	8.37 %
Total investment return	3.69 %	1.70 %	7.70 %	8.37 %

[1] Fixed income securities includes both trading and AFS short-term and fixed maturity investments as well as funds held - directly managed whereas, fixed income securities, trading excludes AFS investments and fixed income, AFS excludes trading investments.
[2] Fixed income assets includes fixed income securities and cash and restricted cash.
[3] These amounts are an average of the amounts disclosed in our quarterly U.S. GAAP consolidated financial statements.

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Investment Composition - Non-GAAP (1) Composition of investable assets September 30, 2020 December 31, 2019 Fixed maturities $ 9,222,623 57.8% $ 9,034,557 64.2 % Equities 819,300 5.1% 936,876 6.7 % Bond/loan funds 811,644 5.1% 684,691 4.9 % Hedge funds 2,087,091 13.1% 1,121,904 8.0 % Private equities 191,240 1.2% 222,515 1.6 % CLO equities 224,990 1.4% 175,064 1.2 % Private credit 191,601 1.2% 79,248 0.5 % Real estate 31,676 0.2% 23,906 0.2 % Other 487 — % 548 — % Cash equivalents 1,197,322 7.5% 971,349 6.9 % Funds held 669,928 4.2% 489,939 3.5 % Total managed cash and investments 15,447,902 96.8% 13,740,597 97.7 % Equity method investments 516,795 3.2% 326,277 2.3 % Total investable assets (2) $ 15,964,697 100.0% $ 14,066,874 100.0% (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to the total investable assets per GAAP on page 13. | enstargroup.com 15

Investment Composition - Non-GAAP Reconciliation (1) September 30, 2020 December 31, 2019 Equities - GAAP $ 653,159 $ 726,721 Less: Exchange traded funds backed by fixed income securities (78,182) (133,047) Less: Bond fund in equity format (49,431) (70,605) Plus: Equities held in fund format 290,129 410,149 Plus: Privately held equity in fund format 3,625 3,658 Equities - Non-GAAP 819,300 936,876 Fixed income funds - GAAP 684,031 481,039 Plus: Exchange traded funds backed by fixed income securities 78,182 133,047 Plus: Bond fund in equity format 49,431 70,605 Bond/loan funds - Non-GAAP 811,644 684,691 Private equity funds - GAAP 320,455 323,496 Less: Private credit in fund format (101,125) (79,248) Less: Real estate in fund format (24,475) (18,106) Less: Privately held equity in fund format (3,625) (3,658) Plus: Other 10 31 Private equities - Non-GAAP 191,240 222,515 CLO equities - GAAP 84,532 87,555 Plus: CLO equity funds 140,458 87,509 CLO equities - Non-GAAP 224,990 175,064 Private credit funds - GAAP 90,476 — Plus: Private credit held in fund format 101,125 79,248 Private credit - Non-GAAP 191,601 79,248 Funds held by reinsured companies - GAAP 657,490 475,732 Plus: Other assets and liabilities in funds held format 12,438 14,207 Funds held - Non-GAAP 669,928 489,939 Real estate - GAAP — — Plus: Real estate held in fund format 24,475 18,106 Plus: Real estate held in other 7,201 5,800 Real estate - Non-GAAP 31,676 23,906 Short-term and fixed maturity investments, trading and AFS and funds held - directly managed (2) 9,222,623 9,034,557 Other 487 548 Cash and cash equivalents (including restricted cash) 1,197,322 971,349 Hedge Funds 2,087,091 1,121,904 Total managed cash and investments 15,447,902 13,740,597 Equity method investments 516,795 326,277 Total investable assets $ 15,964,697 $ 14,066,874 (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to fixed maturities - non-GAAP on page 15. | enstargroup.com 16

Capital Position & Credit Ratings

Capital position	September 30, 2020	December 31, 2019	Change
Ordinary shareholders' equity	$ 5,310,885	$ 4,332,183	$ 978,702
Series D and E preferred shares	510,000	510,000	—
Total Enstar shareholders' equity (A)	5,820,885	4,842,183	978,702
Noncontrolling interest	14,468	14,168	300
Total shareholders' equity (B)	5,835,353	4,856,351	979,002
Senior notes	843,095	842,216	879
Junior subordinated notes	344,813	—	344,813
Revolving credit facility	260,000	—	260,000
Term loan facility	—	348,991	(348,991)
Total debt (C)	1,447,908	1,191,207	256,701
Redeemable noncontrolling interest (D)	376,731	438,791	(62,060)
Total capitalization = (B) + (C) + (D)	$ 7,659,992	$ 6,486,349	$ 1,173,643
Total capitalization attributable to Enstar = (A) + (C)	$ 7,268,793	$ 6,033,390	$ 1,235,403
Debt to total capitalization	18.9 %	18.4 %	0.5 %
Debt and Series D and E Preferred Shares to total capitalization	25.6 %	26.2 %	(0.6)%
Debt to total capitalization attributable to Enstar	19.9 %	19.7 %	0.2 %
Debt and Series D and E Preferred Shares to total capitalization available to Enstar	26.9 %	28.2 %	(1.3)%

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Stable)	BBB (Outlook: Stable)
Senior notes	BBB	BBB-
Junior subordinated notes	BB+	BB+
Series D preferred shares	BB+	BB+
Series E preferred shares	BB+	BB+

[1] Credit ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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Results by Segment - Quarter to Date

ENSTAR

	Three Months Ended September 30, 2020					Three Months Ended September 30, 2019				
	Non-life Run-off	Atrium	StarStone	Other	Total	Non-life Run-off	Atrium	StarStone	Other	Total
Gross premiums written	$ 3,535	$ 49,083	$ 58,566	$ 293	$ 111,477	$ 301	$ 48,746	$ 110,586	$ (2,498)	$ 157,135
Net premiums written	$ 3,424	$ 46,503	$ 43,338	$ 294	$ 93,559	$ (3,808)	$ 43,785	$ 76,020	$ (2,503)	$ 113,494
Net premiums earned	$ 17,476	$ 42,426	$ 96,116	$ 5,706	$ 161,724	$ 16,837	$ 42,913	$ 111,749	$ 4,303	$ 175,802
Net incurred losses and LAE	(34,258)	(21,995)	(48,390)	(5,043)	(109,686)	(30,583)	(28,400)	(100,628)	(3,647)	(163,258)
Acquisition costs	(2,730)	(14,242)	(20,608)	(128)	(37,708)	4,634	(14,466)	(23,301)	(177)	(33,310)
Operating expenses	(50,345)	(3,008)	(20,440)	—	(73,793)	(51,395)	(3,742)	(14,525)	—	(69,662)
Underwriting income (loss)	(69,857)	3,181	6,678	535	(59,463)	(60,507)	(3,695)	(26,705)	479	(90,428)
Net investment income (loss)	66,918	1,778	6,298	(2,864)	72,130	73,752	1,736	8,161	(2,147)	81,502
Net realized and unrealized gains	486,671	1,533	11,801	—	500,005	138,174	582	6,034	270	145,060
Fees and commission income (expense)	3,637	7,150	—	—	10,787	4,196	2,391	(150)	—	6,437
Other income (loss)	48,023	72	99	210	48,404	(285)	35	72	1,000	822
Corporate expenses	(22,494)	(6,084)	(3,137)	(10,320)	(42,035)	(11,983)	(2,896)	—	(12,824)	(27,703)
Interest income (expense)	(16,705)	—	(510)	2,212	(15,003)	(17,964)	—	—	3,014	(14,950)
Net foreign exchange gains (losses)	(9,663)	2,275	(761)	(7)	(8,156)	13,056	(924)	1,509	24	13,665
EARNINGS (LOSS) BEFORE INCOME TAXES	486,530	9,905	20,468	(10,234)	506,669	138,439	(2,771)	(11,079)	(10,184)	114,405
Income tax benefit (expense)	(9,271)	(2,520)	(733)	(1,391)	(13,915)	(13,382)	(222)	139	—	(13,465)
Earnings from equity method investments	149,065	—	—	—	149,065	17,703	—	—	—	17,703
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	626,324	7,385	19,735	(11,625)	641,819	142,760	(2,993)	(10,940)	(10,184)	118,643
NET EARNINGS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	—	—	4,031	—	4,031	—	—	7,916	—	7,916
NET EARNINGS (LOSS)	626,324	7,385	23,766	(11,625)	645,850	142,760	(2,993)	(3,024)	(10,184)	126,559
Net (earnings) loss attributable to noncontrolling interest	(2,519)	(2,996)	(16,397)	—	(21,912)	(1,439)	1,228	320	—	109
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR	623,805	4,389	7,369	(11,625)	623,938	141,321	(1,765)	(2,704)	(10,184)	126,668
Dividends on preferred shares	—	—	—	(8,925)	(8,925)	—	—	—	(8,925)	(8,925)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ 623,805	$ 4,389	$ 7,369	$ (20,550)	$ 615,013	$ 141,321	$ (1,765)	$ (2,704)	$ (19,109)	$ 117,743
Underwriting ratios:										
Loss ratio		51.8 %	50.3 %				66.2 %	90.0 %		
Acquisition expense ratio		33.6 %	21.4 %				33.7 %	20.9 %		
Operating expense ratio		7.1 %	21.4 %				8.7 %	13.0 %		
Combined ratio		92.5 %	93.1 %				108.6 %	123.9 %		

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Results by Segment - Year to Date

ENSTAR

	Nine Months Ended September 30, 2020					Nine Months Ended September 30, 2019				
	Non-life Run-Off	Atrium	StarStone	Other	Total	Non-life Run-Off	Atrium	StarStone	Other	Total
Gross premiums written	$ 1,707	$ 155,551	$ 300,135	$ 3,237	$ 460,630	$ (24,785)	$ 146,519	$ 363,352	$ (1,174)	$ 483,912
Net premiums written	$ 2,397	$ 136,093	$ 227,066	$ 3,238	$ 368,794	$ (26,395)	$ 127,246	$ 291,083	$ (1,197)	$ 390,737
Net premiums earned	$ 44,023	$ 128,183	$ 276,566	$ 15,174	$ 463,946	$ 141,981	$ 119,865	$ 339,993	$ 16,872	$ 618,711
Net incurred losses and LAE	(63,698)	(66,003)	(197,259)	(12,718)	(339,678)	(135,517)	(58,662)	(358,864)	(13,068)	(566,111)
Acquisition costs	(13,226)	(43,235)	(76,026)	(331)	(132,818)	(40,033)	(41,023)	(80,582)	(554)	(162,192)
Operating expenses	(147,117)	(8,757)	(66,385)	—	(222,259)	(139,595)	(9,968)	(53,217)	—	(202,780)
Underwriting income (loss)	(180,018)	10,188	(63,104)	2,125	(230,809)	(173,164)	10,212	(152,670)	3,250	(312,372)
Net investment income (loss)	223,425	4,382	21,625	(8,145)	241,287	206,337	5,500	25,865	(6,278)	231,424
Net realized and unrealized gains (losses)	838,483	3,392	(3,323)	—	838,552	815,902	5,464	31,274	5,849	858,489
Fees and commission income (expense)	12,588	15,737	—	—	28,325	13,673	5,773	(515)	—	18,931
Other income (expense)	68,087	105	216	(647)	67,761	15,136	106	445	(319)	15,368
Corporate expenses	(48,014)	(14,494)	(39,153)	(35,166)	(136,827)	(47,287)	(10,186)	—	(36,051)	(93,524)
Interest income (expense)	(48,785)	—	(1,611)	7,960	(42,436)	(45,699)	—	(475)	7,152	(39,022)
Net foreign exchange gains (losses)	385	1,115	(5,509)	2,634	(1,375)	20,426	(1)	(326)	(2)	20,097
EARNINGS (LOSS) BEFORE INCOME TAXES	866,151	20,425	(90,859)	(31,239)	764,478	805,324	16,868	(96,402)	(26,399)	699,391
Income tax expense	(18,276)	(3,303)	(2,325)	(1,391)	(25,295)	(23,501)	(1,930)	251	(85)	(25,265)
Earnings from equity method investments	152,725	—	—	—	152,725	44,406	—	(218)	—	44,188
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	1,000,600	17,122	(93,184)	(32,630)	891,908	826,229	14,938	(96,369)	(26,484)	718,314
NET EARNINGS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	—	—	810	—	810	—	—	12,041	—	12,041
NET EARNINGS (LOSS)	1,000,600	17,122	(92,374)	(32,630)	892,718	826,229	14,938	(84,328)	(26,484)	730,355
Net (earnings) loss attributable to noncontrolling interest	504	(7,024)	37,322	—	30,802	(6,351)	(6,127)	17,448	—	4,970
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR	1,001,104	10,098	(55,052)	(32,630)	923,520	819,878	8,811	(66,880)	(26,484)	735,325
Dividends on preferred shares	—	—	—	(26,775)	(26,775)	—	—	—	(26,989)	(26,989)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ 1,001,104	$ 10,098	$ (55,052)	$ (59,405)	$ 896,745	$ 819,878	$ 8,811	$ (66,880)	$ (53,473)	$ 708,336
Underwriting ratios:										
Loss ratio		51.5 %	71.3 %				48.9 %	105.6 %		
Acquisition expense ratio		33.7 %	27.5 %				34.2 %	23.7 %		
Operating expense ratio		6.9 %	24.0 %				8.4 %	15.6 %		
Combined ratio		92.1 %	122.8 %				91.5 %	144.9 %		

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